Exhibit 10.8

                                ESCROW AGREEMENT
                                ----------------


     THIS ESCROW AGREEMENT ("Agreement") is made as of September 30, 2005, by and between Securac Corp. ("Company"), Dutchess Private Equities Fund, II, L.P. ("Dutchess") and Joseph B. LaRocco, Esq., ("Escrow Agent") (singly a "Party" and cumulatively the "Parties").

                              W I T N E S S E T H:

     WHEREAS, Dutchess is making a loan of $500,000 to the Company pursuant to certain terms and conditions in consideration for which the Company is issuing to Dutchess a debenture ("Debenture") convertible at the holder's option into 909,090 shares of the Company's common stock (the "Shares") shall be held in
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escrow  by  the  Escrow  pursuant  to  the  terms  of  this  Agreement;  and

     WHEREAS, $300,000 of such loan is being funded on the date hereof and the balance is to be funded on the Company's filing of a registration statement under the Securities Act of 1933 covering resale of the shares underlying the Debenture;

     WHEREAS, in order to facilitate issuance of shares upon conversion of the Debenture and to provide comfort to Dutchess that the shares will be so issued and delivered, the Company has agreed to issue and place in escrow 909,090 shares of common stock ("Shares"), to be held and released in accordance with the terms of this Agreement; and

     WHEREAS, the Company and Dutchess have requested that the Escrow Agent hold the Shares in escrow pursuant to the terms of this Agreement, and the Escrow Agent has agreed to so act.

     NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the Parties agree as follows:

                                    ARTICLE 1
                                    ---------

                    TERMS  OF  THE  ESCROW

          1.1 The Parties hereby agree to have Joseph B. LaRocco, Esq. act as Escrow Agent whereby the Escrow Agent shall hold the Shares in accordance with the terms of this Agreement, and the Escrow Agent has accepted such appointment.

          1.2 On or prior to Dutchess wiring the net proceeds of the initial $300,000 funding to the Company, the Company shall deliver to the Escrow Agent 9 certificates representing the Shares, which certificates shall be registered in the name of the escrow agent, as escrow agent for Dutchess. The shares shall bear a restrictive legend.

          1.3 Upon Escrow Agent's receipt of the Shares the Escrow Agent shall immediately notify Dutchess and the Company.

          1.4 Once the funds have been wire transferred per the Company's written instructions, the Escrow Agent shall then hold the Shares at his office pending receipt of conversion notices from Dutchess.


     1.5Upon receipt by the Escrow Agent from time to time of a properly completed and executed conversion notice from Dutchess (in the form attached to the debenture), the Escrow Agent shall promptly notify the Company and send not less than that number of shares stated in the conversion notice to the Company's transfer agent with an instruction to issue to Dutchess certificates (with a replacement registered legend if an effective registration statement is then pending covering the Shares for resale) for that number of shares stated in the conversion notice and to hold the balance of the shares until further conversion notices are received. A copy of all correspondence with the Escrow Agent shall be provided by the Escrow Agent to the other parties hereto. The Escrow Agent is under no obligation to issue opinion letters to the transfer agent for the removal of legends. It shall be the Company's obligation at its sole cost and expense to have its counsel issue opinion letters for the removal of the legends.

1.6 Upon payment in full of all amounts outstanding under the debenture prior to the maturity date thereof (September 30, 2010), the Company shall notify the Escrow Agent of the same, with a copy to Dutchess. The Escrow Agent shall thereupon promptly deliver all remaining Share certificates to the Company's transfer agent, with instructions to cancel the certificates or to process the certificates as otherwise instructed by the Company.

1.7 The Escrow Agent shall receive $2,000 from the gross closing proceeds of $300,000, at the Company's cost and expense and the Company shall wire the Escrow Agent an additional $250 each time a conversion notice is processed up to 10 conversion notices and the Company will not be obligated to pay the Escrow Agent for any conversion notices processed after 10, which the Escrow Agent agrees to process without further payment from the Company.

1.8 It is understood and agreed that Shares shall not be deemed issued and outstanding on the records of the Company unless and until and to the extent the underlying portion of the debenture into which such Shares are convertible has been properly converted and the allocable Shares have been registered in the name of Dutchess. Accordingly, until such time, the Shares shall not bear voting, dividend or other rights of ownership.


          1.9 This Agreement may be altered or amended only with the consent of all of the Parties hereto. Should any of the Parties attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Parties in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Parties that a successor escrow agent has been appointed, shall be to hold and preserve the Shares that are in his possession. Upon receipt by the Escrow Agent of said notice from the Parties of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Shares the Escrow Agent shall promptly thereafter transfer all of the Shares held in escrow to said successor escrow agent. Immediately after said transfer of Shares, the Escrow Agent shall furnish the Parties with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Parties after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Parties to transfer the Shares to a successor escrow agent or to return same to the respective Parties.

          1.10 The Escrow Agent shall be reimbursed by the Parties for any reasonable expenses incurred in the event there is a conflict between the Parties and the Escrow Agent shall deem it necessary to retain counsel. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper Party or Parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorney-at-law shall be conclusive evidence of such good faith.

          1.11 The Escrow Agent has made no representations or warranties to the Company or Dutchess in connection with this transaction. The Escrow Agent has no liability hereunder to any Party other than to hold the Shares received by the Company and to deliver them under the terms hereof. The Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Shares or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Shares or any part thereof. Each Party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement or the investment being made by Dutchess. The Company and Dutchess acknowledge and represent that they are not being represented in a legal capacity by Joseph B. LaRocco, and have had the opportunity to consult with their own legal advisors prior to the signing of this Agreement. The Company acknowledges that the Escrow Agent is not rendering securities advice to the Company or Dutchess with respect to this proposed transaction. The Escrow Agent has acted as legal counsel for Dutchess in the past but not in relation to this transaction and may continue to act as legal counsel for the Dutchess in the future, from time to time, notwithstanding his duties as the Escrow Agent hereunder. The Company consents to Joseph B. LaRocco acting as the Escrow Agent and waives any claim that such representation represents a conflict of interest on the part of the Escrow Agent. The Company understands that Dutchess and Escrow Agent are relying explicitly on the foregoing provisions contained in this Section in entering into this Agreement.

     1.12 The Escrow Agent is hereby expressly authorized to disregard any and all warnings given by any of the Parties hereto or by any other person or corporation, excepting only orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, the Escrow Agent shall not be liable to any of the Parties hereto or to any other person, firm or corporation by reason of such decree being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

     1.13 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the Parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

     1.14 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary Parties hereto shall join in furnishing such documents.

     1.15 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the documents or the Shares held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain in the Escrow Agent's possession without liability to anyone all or any part of said documents or the Shares until such disputes shall have been settled either by mutual written agreement of the Parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Shares and any other property and documents held by the Escrow Agent hereunder to a state or federal court having competent subject matter jurisdiction and located in the State of Connecticut in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                    ---------

                                  MISCELLANEOUS

          2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

          2.2   Notices.  Any  notices  or  other  communications  required  or
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permitted  to  be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending Party); or (iii) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the Party to receive the same. The addresses and facsimile numbers for such communications shall be:


If  to  Borrower  to:

          Securac  Corp.
          2500,  520  5th  Avenue  S.W.
          Calgary,  Alberta,  Canada  T2P  3R7
          Attention:  Paul  Hookham,  CFO
          Phone:  403-225-0403
          Fax:       403-234-0301


If  to  Dutchess  to:

          Dutchess  Private  Equities  Fund  II,  L.P.
          50  Commonwealth  Avenue
          Suite  2
          Boston,  MA  02116
          Phone:  617-301-4700
          Fax:      617-249-0947

If  to  Escrow  Agent  to:

          Joseph  B.  LaRocco,  Esq.
          49  Locust  Avenue  -  Suite  107
          New  Canaan,  CT  06840
          Phone:  203-966-0566
          Fax  203-966-0363

          2.3 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the Parties hereto.

          2.4 This Escrow Agreement is the final expression of, and contains the entire agreement between, the Parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Escrow Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the Parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

          2.5. Whenever required by the context of this Escrow Agreement, the singular shall include the plural and masculine shall include the feminine. This Escrow Agreement shall not be construed as if it had been prepared by one of the Parties, but rather as if all the Parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Escrow Agreement.

          2.6 The Company and Dutchess acknowledge and confirm that they are not being represented in a legal capacity by Joseph B. LaRocco, and they have had the opportunity to consult with their own legal advisors prior to the signing of this agreement.

          2.7 The Parties hereto expressly agree that this Escrow Agreement shall be governed by, interpreted under, and construed and enforced in accordance of the laws of the State of Connecticut. Any action to enforce, arising out of, or relating in any way to, any provisions of this Escrow Agreement shall be brought through the American Arbitration Association at the designated locale of Stamford, Connecticut.

          2.8 This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Escrow Agreement, once executed by a Party, may be delivered to the other Parties hereto by telephone line facsimile transmission bearing the signature of the Party so delivering this Escrow Agreement and such copy shall be deemed and original.


     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the 30th day of September, 2005.

               SECURAC  CORP.


               By:  /s/Paul James Hookham
                    ---------------------
                    Paul  Hookham,  CFO



               DUTCHESS  PRIVATE  EQUITIES  FUND,  II,  L.P.
BY  ITS  GENERAL  PARTNER  DUTCHESS
CAPITAL  MANAGEMENT,  LLC


               By: /s/Douglas  H.  Leighton
                   ------------------------
                    Douglas  H.  Leighton  ,  Managing  Member



               JOSEPH  B.  LAROCCO,  ESCROW  AGENT


               By:  /s/Joseph  B. LaRocco,  Esq.
                    ---------------------
                    Joseph  B.  LaRocco,  Esq.